Exhibit 10.4

SEVENTH AMENDMENT TO THE
PENN NATIONAL GAMING, INC.
DEFERRED COMPENSATION PLAN

WHEREAS, Penn National Gaming, Inc. (the “Company”) maintains the Penn National Gaming, Inc. Deferred Compensation Plan (the “Plan”); and

WHEREAS, Section 12.2 of the Plan provides that the CEO may adopt administrative amendments to the Plan; and

WHEREAS, the Company wishes to amend the Plan to resume annual Company contributions thereto effective as of October 1, 2020;

NOW, THEREFORE, the Plan is hereby amended, effective as of October 1, 2020, as follows:

1.Section 3.5 is amended by adding the following after the second sentence therein:

“Effective October 1, 2020, amounts shall be credited to the Company Contribution Account of any Participant pursuant to the first sentence of this paragraph with respect to any compensation received by a Participant on or after October 1, 2020.”

2.In all other respects, the Plan shall remain as previously written.

IN WITNESS WHEREOF, this Seventh Amendment has been adopted this 29 day of September, 2020.

ATTEST:	JAY A. SNOWDEN
CHIEF EXECUTIVE OFFICER

/s/ Lori A. Heyer	/s/ Jay A. Snowden